                                                                    Exhibit 10.4


                    SECOND AMENDMENT TO AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                                   AND CONSENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT AND CONSENT (this "Second Amendment") is made and entered into as of the 14th day of February, 2000, by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the "Parent"), its Subsidiaries (other than Excluded Subsidiaries) listed on SCHEDULE 1 to the Credit Agreement defined below (together with the Parent, collectively the "Borrowers"), BANKBOSTON, N.A. ("BKB"), KEYBANK NATIONAL ASSOCIATION ("Keybank"), BANK OF AMERICA, N.A. ("BOA"), COMERICA BANK, LASALLE BANK NATIONAL ASSOCIATION, CREDIT LYONNAIS, FIRST VERMONT BANK AND TRUST COMPANY, CIBC, INC. and CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC Canada"), a Canadian chartered bank (acting in its individual capacity), and such banks or other financial institutions which may become a party thereto (the "Banks"), BkB as Administrative Agent for the Banks (the "Administrative Agent"), Keybank as Documentation Agent, BOA as Syndication Agent and CIBC Canada as the Canadian Agent (the "Canadian Agent", and together with the Administrative Agent, the "Bank Agents").

         WHEREAS, the Borrowers, the Banks and the Bank Agents are parties to an Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 14, 1999, (as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of February 2, 2000, and as the same may be further amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks have extended credit to the Borrowers on the terms set forth therein;

         WHEREAS, under Section 8.1(j) of the Credit Agreement the Banks permitted the Indebtedness of MERC with respect to the ING L/C for a period not to exceed sixty (60) days from the Effective Date, unless the Required Banks consented in writing to a longer term;

         WHEREAS, under Section 8.2(i) of the Credit Agreement the Banks permitted ING's mortgage on the MERC facility located in Saco, Maine for a period not to exceed sixty (60) days from the Effective Date, unless the Required Banks consented in writing to a longer term;

         WHEREAS, the Borrowers have requested, and the Required Banks have consented to, an extension of the period during which the Indebtedness of MERC with respect to the ING L/C and ING's mortgage on the MERC facility will be permitted;

         WHEREAS, the Borrowers have also requested that the Banks and the Agent make certain amendments to the Credit Agreement, and the Banks and the Agent are willing to amend the Credit Agreement on the terms set forth herein;

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

          2. AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT. As of the Second Amendment Effective Date (as hereinafter defined), Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and restating them as follows:

                  "BORROWERS. Collectively, (a) the Domestic Borrowers, jointly and severally, with respect to Domestic Loans and Domestic Letters of Credit, and (b) each of the Canadian Borrowers, jointly and severally, to the fullest extent permitted by law, with respect to Canadian Loans, Canadian Letters of Credit and Bankers' Acceptances.

                  PRICING RATIO. At the end of any fiscal quarter of the Borrowers, the ratio of (a) Consolidated Funded Indebtedness to (b) EBITDA, as calculated on the Compliance Certificate delivered by the Borrowers pursuant to Section 7.4(c). For the purposes of the Pricing Ratio, EBITDA (a) for the fiscal quarter ending January 31, 2000, shall be actual combined EBITDA of the Parent and its Subsidiaries (other than the Insurance Subsidiary and its De Minimus Subsidiaries) and KTI and its Subsidiaries (other than PERC, Timber, AAR and its De Minimis Subsidiaries) (as approved by the Administrative Agent) (the "Combined First Quarter Amount") for such quarter multiplied by four
          (4), (b) for the fiscal quarter ending April 30, 2000, shall be the Combined First Quarter Amount PLUS EBITDA for the fiscal quarter ending on such date multiplied by two (2), (c) for the fiscal quarter ending July 31, 2000, shall be the Combined First Quarter Amount PLUS EBITDA for the period of two consecutive fiscal quarters ending on such date multiplied by 1.33, (d) for the fiscal quarter ending October 31, 2000, shall be the Combined First Quarter Amount PLUS EBITDA for the period of three fiscal quarters ending on such date, and (e) for the fiscal quarter ending January 31, 2001 and all fiscal quarters ending thereafter, shall be the EBITDA for the period of four
          (4) consecutive fiscal quarters ending on such date."

          3. AMENDMENTS TO SECTION 5.7 OF THE CREDIT AGREEMENT. As of the Second Amendment Effective Date (as hereinafter defined), Section 5.7 of the Credit Agreement is hereby amended by deleting Section 5.7 in its entirety and restating it as follows:

                  "Section 5.7. INTEREST ON OVERDUE AMOUNTS. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percentage points (2.00%) PLUS (a) in the case of the Revolving Credit Loans, the Applicable Rate for Base Rate Loans, or (b) in the case of the Term Loan, the Base Rate plus the Term Loan Base Rate Margin, until such amount shall be paid in full (after as well as before judgment)."

          4. CONSENT TO ING L/C EXTENSION. Pursuant to the provisions of subsection (j) of Section 8.1 and subsection (i) of Section 8.2 of the Credit Agreement, each of the Banks hereby consents to change each reference to the period "sixty (60) days from the Effective Date" in subsection (j) of Section
8.1 and subsection (i) of Section 8.2 of the Credit Agreement to read "ninety-two (92) days from the Effective Date"; PROVIDED that no later than March 15, 2000, either (a) the ING L/C shall be replaced by a Letter of Credit under the Credit Agreement, or (b) the ING L/C shall be cancelled and the Indebtedness of MERC with respect to the ING L/C shall be paid in full.

          5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Second Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Second Amendment.

          6. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          7. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

          8. EFFECTIVENESS. This Second Amendment shall become effective (the "Second Amendment Effective Date") upon its execution and delivery by the Required Banks and the Borrowers.

         IN WITNESS WHEREOF, each of the undersigned have duly executed this Second Amendment as of the date first set forth above.

                                        BANKBOSTON, N.A.,
                                        individually and as Administrative Agent


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        KEYBANK NATIONAL ASSOCIATION,
                                        individually and as Documentation Agent


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        BANK OF AMERICA, N.A.,
                                        individually and as Syndication Agent


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        COMERICA BANK


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        CIBC INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        LASALLE BANK NATIONAL
                                        ASSOCIATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        FIRST VERMONT BANK AND TRUST
                                        COMPANY


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, individually and as
                                        Canadian Agent



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        SANKATY HIGH YIELD PARTNERS II, L.P.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        GREAT POINT CLO 1999-1 LTD.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        NORTH AMERICAN SENIOR FLOATING RATE



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        KEMPER FLOATING RATE FUND



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        SEABOARD CAPITAL PARTNERS, L.P.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        SEABOARD FUND LIMITED



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        CARLYLE HIGH YIELD PARTNERS II, LTD.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        CYPRESSTREE INVESTMENT
                                        PARTNERS I, LTD



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        OPPENHEIMER SENIOR FLOATING
                                        RATE FUND



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        CREDIT SUISSE FIRST BOSTON



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                        By:  Indosuez Capital Luxembourg, as
                                               Collateral Manager



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        FRANKLIN FLOATING RATE TRUST



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                DOMESTIC BORROWERS:
                -------------------

                ALL CYCLE WASTE, INC.
                BRISTOL WASTE MANAGEMENT, INC.
                CASELLA T.I.R.E.S., INC.
                CASELLA TRANSPORTATION, INC.
                CASELLA WASTE MANAGEMENT, INC.
                CASELLA WASTE MANAGEMENT OF N.Y., INC.
                CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC. CASELLA WASTE SYSTEMS, INC.
                GRASSLANDS INC.
                HAKES C & D DISPOSAL, INC.
                HIRAM HOLLOW REGENERATION CORP.
                NATURAL ENVIRONMENTAL, INC.
                NEWBURY WASTE MANAGEMENT, INC.
                NEW ENGLAND WASTE SERVICES, INC.
                NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC. NEW ENGLAND WASTE SERVICES OF N.Y., INC.
                NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
                NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.
                NORTHERN SANITATION, INC.
                PINE TREE WASTE, INC.
                RESOURCE RECOVERY OF CAPE COD, INC.
                RESOURCE TRANSFER SERVICES, INC.
                RESOURCE WASTE SYSTEMS, INC.
                SAWYER ENVIRONMENTAL RECOVERY FACILITIES, INC. SAWYER ENVIRONMENTAL SERVICES
                SCHULTZ LANDFILL, INC.
                SUNDERLAND WASTE MANAGEMENT, INC.
                WASTE-STREAM INC.
                WESTFIELD DISPOSAL SERVICE, INC.
                WINTERS BROTHERS, INC.


                  By:
                       -----------------------------
                  Name:    Jerry S. Cifor
                  Title:   Treasurer




                       [SIGNATURES CONTINUED ON NEXT PAGE]

                ADVANCED ENTERPRISES RECYCLING INC.
                THE AFA GROUP, INC.
                AFA PALLET, INC.
                AGRO PRODUCTS, INC.
                ALLIED EQUIPT. & SALES CORP., INC.
                AMERICAN SUPPLIES SALES GROUP, INC.
                ARTIC INC.
                ATLANTIC TRANSPORTATION TECHNOLOGIES INC.
                DATA DESTRUCTION SERVICES, INC.
                FAIRFIELD COUNTY RECYCLING, INC.
                FCR CAMDEN, INC.
                FCR FLORIDA, INC.
                FCR GEORGIA, INC.
                FCR GREENSBORO, INC.
                FCR GREENVILLE, INC.
                FCR MORRIS, INC.
                FCR PLASTICS, INC.
                FCR REDEMPTION, INC.
                FCR TENNESSEE, INC.
                FCR VIRGINIA, INC.
                FCR, INC.
                KTI BIO FUELS, INC.
                KTI ENERGY OF MARTINSVILLE, INC.
                KTI ENERGY OF VIRGINIA, INC.
                KTI ENVIRONMENTAL GROUP, INC.
                KTI NEW JERSEY FIBERS, INC.
                KTI OPERATIONS, INC.
                KTI RECYCLING OF ILLINOIS, INC.
                KTI RECYCLING OF NEW ENGLAND, INC.
                KTI RECYCLING OF NEW JERSEY, INC.
                KTI RECYCLING, INC.
                KTI SPECIALTY WASTE SERVICES, INC.
                KTI TRANSPORTATION SERVICES, INC.
                KTI, INC.
                MANNER RESINS, INC.
                MECKLENBURG COUNTY RECYCLING, INC.
                POWER SHIP TRANSPORT, INC.
                TOTAL WASTE MANAGEMENT CORP.
                U.S. FIBER, INC.


                  By:
                      ----------------------------
                  Name:    Jerry S. Cifor
                  Title:   Treasurer



                       [SIGNATURES CONTINUED ON NEXT PAGE]

         PENOBSCOT ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP
                  By: PERC Management Company Limited Partnership,
                      general partner
                  By: PERC, Inc., general partner


                           By:
                               ------------------------------------
                                    Name:   Jerry S. Cifor
                                    Title:  Treasurer



         PERC MANAGEMENT COMPANY, LIMITED PARTNERSHIP
                  By: PERC, Inc., general partner


                           By:
                               ------------------------------------
                                    Name:   Jerry S. Cifor
                                    Title:  Treasurer


                CANADIAN BORROWERS:
                -------------------

                KTI RECYCLING OF CANADA, INC.
                1316991 ONTARIO, INC.


                By:
                     ------------------------------------
                Name:      Jerry S. Cifor
                Title:     Treasurer